WINTER WONDERLAND
BEST IDEAS VIRTUAL INVESTOR CONFERENCE

February 8, 2022

Presentation by Intellinetics

Forward-Looking Statements

This presentation contains certain forward-looking statements. Expressions of future goals and projections and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. These forward-looking statements involve several risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could cause or contribute to such differences include, but are not limited to market acceptance, competitive factors, financial market conditions, and sufficient capital resources, and other risks and uncertainties set forth in Intellinetics' SEC filings, including but not limited to its most recent Form 10-Q, Form 10-K and subsequent SEC filings. Intellinetics undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

325%

Revenue growth from the year 2019 to 2020

President and CEO: Jim DeSocio

Lawson Software – EVP Global Operations

- Grew company revenue 62% to $428M in three years
- Successful IPO in 2001

XRS – EVP Field Operations

- Launched new mobile solution that changed the dynamics in Fleet Logistics space, selling 462 new customers in 22 months
- Successfully closed on sale of XRS to Omnitracs (Vista Equity Company) in October 2014

Antenna Software – EVP Sales and Business Development

- Grew bookings from $8M to $40M in four years
- Antenna sold to Pegasystems

Relayware – Chief Revenue Officer

- Doubled subscription revenue; tripled new customer logos in two years
- Merged with Zift Solutions in September 2017

Leadership

Matt Chretien, CSO
Co-founder
25+ years in sales & technology

Joe Spain, CFO
Five years tenure
Corporate/start-up/M&A experience

New impacts

Neil Campbell GM,
Graphic Sciences Acquisition
12 years tenure

Sandy Spiwak
Director of Marketing
20+ years in marketing
Start-up/M&A experience

Impactful Events

Strategic acquisitions of $7M and $0.5M revenue companies in March and April of 2020

- Marketing synergy / integrated cross-selling opportunities
- Vastly expanded document conversion capabilities
  - Scanning, BPO and storage services
- Achieved needed critical mass for profitability and cash flow



Q2 Revenue (000's)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
2019
2020
2021

Stability during pandemic

- Closed on larger acquisition on March 2, 2020
- Successfully integrated acquisitions
- Remote workers driving digital transformation

M&A is a part of continuing overall strategy

- Proven we can do this well
- Targets must have marketing synergy

Market Opportunity-Enterprise Content Management


North America Enterprise Content Management Market Size, 2017-2028 (USD Billion)
$28.64
3.53
3.98
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
www.fortunebusinessinsights.com

Market Opportunity-Enterprise Content Management

What is driving growth: Forrester Report "It's Time for Digital Government"

62% of government decision makers said the pandemic forced accelerated investment in digital transformation

66% of government decision makers said the agency will maintain accelerated digital transformation progress as the pandemic subsides

Intellinetics Meets Market Needs

Solutions and Services that Enable and Accelerate Digital Transformation



Digital Transformation:

Document Scanning
Microfiche/Film
Scan on Demand
Records Storage



Cloud-Based, Content Services Platform:

Document Management (ECM)
Workflow Automation
E-Forms



Business Process Outsourcing:

Digital Mailroom
Claims Processing
Payables Automation

M&A Synergy: Livonia School District

Created a more efficient content management process for Livonia School District and tremendous cross-sell opportunity:

Transitioned from CEO Imaging to IntelliCloud:

Converted all paper documents to the cloud:

- HR Record Keeping
- Student Records
- Board Minutes
- Special-Ed Documentation

$30K Annual Recurring Revenue
$411K Digital Transformation of Backfile Documents*

*recognized in professional services revenue in YTD 2021 results

Robust Partner Program

Example: Software Unlimited Inc.

ERP accounting software provider for K-12 with 1,200 customers

Three Year Relationship:

- SUI sells/implements IntelliCloud-branded K-12 Docs, reducing INLX cost of sale
- Sold 110 new K-12 Docs customers (48 YTD)
- **$335,000 annual recurring revenue**

Expanding opportunities with SUI:

- Goal to sell 60+ new SUI customers annually
- 500 customers = $1.6M in recurring revenue
- Cross-selling opportunities: e-forms, scanning, storage

September 30, 2021
YTD Customer Orders

FY21

235 customer orders

108 new logos

Order distribution by vertical:

- 42 county and state orders
- 12 municipality orders
- 97 K-12 orders
- 27 healthcare orders
- 57 other

Excellent renewal rates

Income Statement

12 Months Dec 31, 2020

$ 000's	12 mo ended Dec 31	
	2020	**2019**
Revenues	8,253	2,536
Cost of revenues	3,262	568
Gross profit	4,991	1,968
GP %	*60%*	*78%*
Earnout fair value	1,555	-
Transaction costs	636	-
Operating expenses	4,838	3,121
Operating loss	(2,038)	(1,153)
Debt extiguishment gain	287	-
Interest expense	(637)	(980)
Income tax benefit	188	-
Net loss	(2,200)	(2,133)
Adj EBITDA*	803	(857)

9 Months Sept 30, 2021

$ 000's	9 mo ended Sep 30	
	(unaudited)	
	2021	**2020**
Revenues	8,716	5,558
Cost of revenues	3,382	2,151
Gross profit	5,335	3,407
GP%	*61%*	*61%*
Earnout fair value	77	-
Transaction costs	-	636
Operating expenses	4,432	3,497
Operating income/loss	826	(726)
Debt extinguishment gain	845	288
Interest expense	(339)	(523)
Income Tax Benefit	-	188
Net income/loss	1,332	(773)
Adj EBITDA**	1,332	442

*see reconciliation to Adjusted EBITDA at Appendix
**not a typo: coincidentally rounds to same as Net Income

YTD Closed Orders

Q121

Total New Deals: 82
Total Order Value*: $1.6M
Avg. Deal Size: $20K

Q221

Total New Deals: 77
Total Order Value*: $1.2M
Avg. Deal Size: $16K

Q321 qtd

Total New Deals: 76
Total Order Value*: **$2.0M**
Avg. Deal Size: **$26K**

*Order values have been/will be recognized in revenue over time as performance obligations are satisfied

THANK YOU

Intellinetics

Jim DeSocio, President and CEO
Joe Spain, CFO

OTCQB: INLX
Share price: $6.50*
Market cap: $18.4M*

*as of 2/3/22

Appendix

Non-GAAP Financial Measure

Intellinetics uses non-GAAP Adjusted EBITDA as a supplemental measure of our performance that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (GAAP).

A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different from the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of a company. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income, operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities or a measure of our liquidity. Intellinetics urges investors to review the reconciliation of non-GAAP Adjusted EBITDA to the comparable GAAP Net Income/(Loss), which is included in this press release, and not to rely on any single financial measure to evaluate Intellinetics' financial performance.

We believe that Adjusted EBITDA is a useful performance measure and is used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. We define "Adjusted EBITDA" as earnings before interest expense, any income taxes, depreciation and amortization expense, stock-based compensation, note conversion and note or equity offer warrant or stock expense, gain or loss on debt extinguishment, change in fair value of contingent consideration, and significant transaction costs.

Reconciliation of net income (loss) to Adjusted EBITDA

	For the Nine Months Ended September 30, (unaudited)			
	2021		2020	
Net income (loss) - GAAP	$	1,331,656	$	(772,894)
Interest expense, net		339,345		522,724
Income tax benefit, net		-		(188,300)
Depreciation and amortization		302,239		204,317
Stock-based compensation		126,794		90,152
Stock and warrant issue expense		-		377,761
Significant transaction costs		-		495,440
Gain on extinguishment of debt		(845,083)		(287,426)
Change in fair value of earnout liabilities		77,211		-
Adjusted EBITDA	$	1,332,162	$	441,774

	For the Twelve Months Ended December 31,			
	2020		2019	
Net loss - GAAP	$	(2,200,201)	$	(2,133,281)
Change in fair value of earnout liabilities		1,554,800		-
Interest expense, net		637,683		980,689
Significant transaction costs		495,440		-
Stock and warrant issue expense		377,761		-
Depreciation and amortization		296,935		7,701
Stock-based compensation		116,270		287,615
Income tax benefit, net		(188,300)		-
Gain on extinguishment of debt		(287,426)		-
Adjusted EBITDA	$	802,962	$	(857,276)